TEAM Asset Strategy Fund
TEAM ASSET STRATEGY FUND Supplement to the Prospectus dated February 28, 2011

The Board of Trustees of the Valued Advisers Trust has determined to activate the Rule 12b-1 Plan for the TEAM Asset Strategy Fund (the “Fund”), effective March 1, 2012. As a result, the disclosure contained in footnote number 1 to the fee table in the summary section of the Fund’s prospectus under the heading, “Fees and Expenses of the Fund” is replaced with the following:

"1.
The Fund has adopted a 12b-1 Plan that permits the Fund to pay 0.25% of its average daily net assets to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated prior to February 29, 2012.  However, effective March 1, 2012, the Plan will be activated, and the Fund will, as a result, begin to incur the fees associated with the Plan"